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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2004

                                 GFY FOODS, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-33029
                                     -------
                            (Commission File Number)

                                   87-0382438
                                   ----------
                        (IRS Employer Identification No.)

                              601 Deerfield Parkway
                             Buffalo Grove, IL 60089
                             -----------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (847) 353-7554
                                 --------------
               Registrant's Telephone Number, Including Area Code



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Item 3.02     SALES OF UNREGISTERED SECURITIES
              --------------------------------

         On November 1, 2004, the Registrant issued 850,000,000 shares of its restricted common stock to Edward Schwalb, the President and sole director of the Registrant. The Registrant issued these shares as part of Mr. Schwalb's employment agreement with the Registrant that enables Mr. Schwalb to maintain a 70% ownership in the Registrant. Mr. Schwalb has waived this clause in his employment contract but accepted this issuance to raise his total ownership in the Registrant to 25.52%. The issuance of 850,000,000 shares to Edward Schwalb represents 24.80% of the total shares outstanding of the Registrant as of November 2, 2004.
         On November 1, 2004, the Registrant issued 275,000,000 shares of its restricted common stock to Lee Traupel for services rendered to the Registrant. This issuance of 275,000,000 shares represent 8.03% of the total shares outstanding of the Registrant as of November 2, 2004.
         On November 1, 2004, the Registrant issued 275,000,000 shares of its restricted common stock to Jason Loebig for services rendered to the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Mr. Loebig. This issuance of 275,000,000 shares represents 8.03% of the total shares outstanding of the Registrant as of November 2, 2004.
         On November 1, 2004, the Registrant issued 250,000,000 shares of its restricted common stock to Eric Schwalb, an employee of the Registrant and brother of the President of the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Eric Schwalb. The issuance of 250,000,000 shares to Eric Schwalb represents 7.30% of the total shares outstanding of the Registrant as of November 2, 2004.
         On November 1, 2004, the Registrant issued 250,000,000 shares of its restricted common stock to Lore Hayes for services rendered to the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Mr. Hayes. This issuance of 250,000,000 shares represents 7.30% of the total shares outstanding of the Registrant as of November 2, 2004.
         On November 1, 2004, the Registrant issued 250,000,000 shares of its restricted common stock to Kelly Gates, an employee of the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Kelly Gates. The issuance of 250,000,000 shares to Kelly Gates represents 7.30% of the total shares outstanding of the Registrant as of November 2, 2004.
         On November 1, 2004, the Registrant issued 200,000,000 shares of its restricted common stock to Stuart Schwalb, the father of the President of the Registrant, for consulting services rendered to the Registrant. The stock was issued for consulting fees due to Stuart Schwalb. The issuance of the 200,000,000 shares to Stuart Schwalb represents 5.84% of the total shares outstanding of the Registrant as of November 2, 2004.
         On November 1, 2004, the Registrant issued 250,000,000 shares of its restricted common stock to Bret Schwalb, an employee of the Registrant and brother of the President of the Registrant. The stock was issued as a bonus and in lieu of cash pay due to Bret Schwalb. The issuance of 250,000,000 shares to Bret Schwalb represents 7.30% of the total shares outstanding of the Registrant as of November 2, 2004.
         On November 1, 2004, the Registrant issued 300,000,000 shares of its restricted common stock to Cecil Wall in consideration for services performed in 2000-2001 for the Registrant. Mr. Wall had an agreement with the previous management of the Registrant to be issued shares of common stock which were never issued to Mr. Wall. The issuance of the 300,000,000 shares to Mr. Wall is approximately the same percentage of the outstanding shares of the Registrant that Mr. Wall was due at the time of his agreement with the Registrant. The issuance of these shares represents 8.75% of the total shares outstanding of the Registrant as of November 2, 2004.

         After the stock issuances referenced above, the total number of shares outstanding of the Registrant as of November 2, 2004 was 3,426,733,899.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2004                              GFY Foods, Inc.

                                                     By:  /S/ ED SCHWALB
                                                          ---------------------
                                                     Name:    Ed Schwalb
                                                     Title:   President